SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Sohu.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

SOHU.COM INC.

Sohu.com Internet Plaza

Beijing 100084, P.R.China

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF SOHU.COM INC. TO BE HELD ON FRIDAY, MAY 30, 2008.

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/sohu

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2008 to facilitate timely delivery.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions on the reverse side of this notice to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are located below. Your vote is important.

The 2008 Annual Meeting of Stockholders of Sohu.com Inc. will be held at our offices at Level 12, Sohu.com Internet Plaza, No. 1 Unit Zhongguancun East Road, Haidian District, Beijing 100084, People’s Republic of China, on Friday, May 30, 2008 at 10:00 AM, Beijing time.

Proposals to be considered at the Annual Meeting:

1.	Election of two directors to serve for a two-year term or until their earlier death, resignation or removal;

2.	To ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as our independent auditors for the fiscal year ending December 31, 2008; and

3.	To consider and act upon all other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” both items 1 and 2.

The Board of Directors has fixed the close of business on April 11, 2008 as the record date (the “Record Date”) for the determination of Stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

IMPORTANT NOTICE: Regarding the Internet Availability of Proxy Materials For Sohu.com Inc.’s Annual Meeting of Stockholders:

This communication provides only a brief overview of the matters to be voted on at Sohu.com Inc.’s Annual Meeting of Stockholders. A complete set of proxy materials which includes: Notice of Meeting, Proxy Statement, Annual Report, Proxy Card and access to the Proxy Voting Site, are available to you on the Internet. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Sohu’s Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/sohu

To receive a paper copy of these documents, you must request them. Such documents will be provided to you at no charge. To ensure that you receive the copy of these materials prior to Sohu.com Inc.’s Annual Meeting of Stockholders, please make sure to request the materials on or before May 15, 2008 to facilitate a timely delivery.

You can request a paper copy of the proxy materials in one of three ways:

1.	By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2.	By sending an email to: shrrelations@bnymellon.com; or

3.	By logging onto: http://bnymellon.mobular.net/bnymellon/sohu

To request a paper copy of the proxy materials, please call 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688), or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/sohu.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The proxy materials for Sohu.com Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/sohu

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY